UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2013

SOLERA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33461	26-1103816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Village Circle, Suite 100

Westlake, TX 76262

(Address of principal executive offices, including Zip Code)

(858) 724-1600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Background

On October 17, 2013, Audatex North America, Inc. (the “Issuer”), an indirect wholly-owned subsidiary of Solera Holdings, Inc. (“Solera”), entered into a purchase agreement (the “Purchase Agreement”) with Solera, the other guarantors named therein (the “Guarantors”) and Goldman, Sachs & Co., as initial purchaser (the “Initial Purchaser”). Pursuant to the Purchase Agreement, the Issuer agreed to sell to the Initial Purchaser, and the Initial Purchaser agreed to purchase from the Issuer, $510 million in aggregate principal amount of 6.000% Senior Notes due 2021 (the “New 2021 Notes”) and $340 million in aggregate principal amount of 6.125% Senior Notes due 2023 (the “2023 Notes” and together with the New 2021 Notes, the “Notes”). The sale of the Notes closed on November 5, 2013. The Issuer used the net proceeds from the offering, together with existing cash on hand, to make a deposit with the trustee of the Issuer’s 6.75% senior notes due 2018 (the “2018 Notes”) to fund the previously announced redemption of all of the outstanding $850 million aggregate principal amount of the 2018 Notes.

The New 2021 Notes were issued as additional notes pursuant to an indenture, dated as of July 2, 2013 (as supplemented or amended, the “2021 Notes Indenture”), among the Issuer, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”), under which the Issuer previously issued $850 million of its 6.000% Senior Notes due 2021 (the “Existing 2021 Notes” and together with the New 2021 Notes, the “2021 Notes”). The New 2021 Notes were offered at an original issue price of 101.75% plus accrued interest from July 2, 2013. The 2023 Notes were offered at an original issue price of 100% of par.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and, unless so registered, may not be offered or sold in the United States absent an applicable exemption from registration requirements. Holders of Notes are not entitled to any registration rights under the Securities Act.

The closing of the offering of the New 2021 Notes and the 2023 Notes satisfied the financing condition in the notice of redemption relating to the 2018 Notes, and, as a result, the 2018 Notes have become irrevocably due and payable on November 18, 2013, the redemption date specified in the notice of redemption.

Supplemental Indenture

The New 2021 Notes were issued pursuant to a supplemental indenture to the 2021 Notes Indenture, dated as of November 5, 2013 (the “Supplemental Indenture”), among the Issuer, the Guarantors and the Trustee. The New 2021 Notes are treated as a single class with the Existing 2021 Notes for all purposes and will have the same terms as those of the Existing 2021 Notes. The New 2021 Notes and the Existing 2021 Notes are expected to trade fungibly with one another, except that the New 2021 Notes offered and sold in offshore transactions in reliance on Regulation S under the Securities Act were issued under a new CUSIP number and will trade separately during the 40-day distribution compliance period.

The 2021 Notes bear interest at a rate of 6.000% and mature on June 15, 2021. Interest is payable on the 2021 Notes on June 15 and December 15 of each year, commencing December 15, 2013.

The Issuer’s obligations under the 2021 Notes are guaranteed by Solera and all of Solera’s wholly-owned domestic subsidiaries (other than the Issuer and six immaterial domestic subsidiaries). The 2021 Notes and the guarantees are unsecured senior obligations of the Issuer and the Guarantors.

The 2021 Notes Indenture contains covenants limiting the ability of Solera and its subsidiaries to: (i) incur liens; (ii) engage in sale and leaseback transactions; or (iii) consolidate, merge with, or convey, transfer or lease substantially all of their assets to, another person. Except if the 2021 Notes achieve an investment grade rating, the 2021 Notes Indenture also limits the ability of any subsidiary of Solera (other than the Issuer or any parent company of the Issuer) to incur indebtedness. All of these covenants are subject to important exceptions and qualifications.

The 2021 Notes Indenture provides for events of default (subject in certain cases to customary grace and cure periods) which include, among others, nonpayment of principal or interest when due, breach of covenants or other agreements in the 2021 Notes Indenture, defaults in payment of certain other indebtedness, certain events of bankruptcy or insolvency and when the guarantees of significant subsidiaries cease to be in full force and effect. Generally, if an event of default occurs, the Trustee or the holders of at least 25% in principal amount of the then outstanding 2021 Notes may declare the principal of and accrued but unpaid interest on all of the 2021 Notes to be due and payable immediately.

At any time prior to June 15, 2016, the Issuer may, subject to certain conditions, redeem up to 35% of the aggregate principal amount of the 2021 Notes issued under the 2021 Notes Indenture at a redemption price equal to 106.000% of the principal amount of the 2021 Notes redeemed, plus accrued and unpaid interest, if any, to the date of redemption. At any time prior to June 15, 2017, the 2021 Notes may be redeemed, in whole or in part, at the option of the Issuer, at a redemption price equal to 100% of the principal amount of the 2021 Notes redeemed plus a “make-whole premium” and accrued and unpaid interest to, the applicable redemption date. On or after June 15, 2017, the Issuer may redeem all or a part of the 2021 Notes, at the following redemption prices: (i) if the redemption occurs on or after June 15, 2017 but prior to June 15, 2018, the redemption price is 103.000% of the principal amount of the 2021 Notes; (ii) if the redemption occurs on or after June 15, 2018 but prior to June 15, 2019, the redemption price is 101.500% of the principal amount of the 2021 Notes; and (iii) if the redemption occurs on or after June 15, 2019, the redemption price is 100.000% of the principal amount of the 2021 Notes.

If Solera experiences certain change of control events accompanied by certain ratings events, the Issuer must give holders of the 2021 Notes the opportunity to sell it their 2021 Notes at 101% of their face amount, plus accrued and unpaid interest, if any, to the date of purchase.

A copy of the Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the Supplemental Indenture is qualified in its entirety by reference to such exhibit.

A description of the 2021 Notes Indenture was included in Solera’s Current Report on Form 8-K filed on July 9, 2013 (the “July 9, 2013 Form 8-K”) and is incorporated by reference herein, and a copy of the 2021 Notes Indenture was attached as Exhibit 4.1 to the July 9, 2013 Form 8-K and is incorporated by reference herein. The description of the material terms of the 2021 Notes and the 2021 Notes Indenture is qualified in its entirety by reference to such description and exhibit.

2023 Indenture

The 2023 Notes were issued pursuant to an indenture, dated as of November 5, 2013 (the “2023 Notes Indenture”), among the Issuer, the Guarantors and the Trustee.

The Issuer may issue additional 2023 Notes under the 2023 Notes Indenture from time to time. The 2023 Notes and any additional 2023 Notes subsequently issued under the indenture will be treated as a single class for all purposes under the indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase.

Interest and Maturity

The 2023 Notes will mature on November 1, 2023. Interest on the 2023 Notes accrues at the rate of 6.125% per annum and is payable semiannually in arrears on May 1 and November 1, which will commence on May 1, 2014. The Issuer will make each interest payment to the holders of record on the immediately preceding April 15 and October 15.

Ranking and Guarantees

The 2023 Notes are the Issuer’s senior unsecured obligations, rank equally with all of its existing and future senior unsecured debt, including its existing 6.000% Senior Notes due 2021, and are senior to all its existing and future subordinated debt. Holders of any secured indebtedness that Solera or any of its subsidiaries may incur in the future will have a priority claim on those assets that secure such secured indebtedness. The 2023 Notes are guaranteed by Solera and each of Solera’s current domestic subsidiaries, other than the Issuer and six immaterial subsidiaries.

Subsidiaries of Solera (other than certain excluded subsidiaries) will be required to guarantee the 2023 Notes after the issue date of the 2023 Notes in the event that such subsidiaries incur indebtedness, subject to certain exceptions, as set forth in the 2023 Notes Indenture. The 2023 Note guarantees are joint and several obligations of the Guarantors. The obligations of each Guarantor under its 2023 Note guarantee is limited as necessary to prevent that 2023 Note guarantee from constituting a fraudulent conveyance under applicable law.

Redemption

At any time prior to November 1, 2016, the Issuer may, subject to certain conditions, redeem up to 35% of the aggregate principal amount of the 2023 Notes issued under the 2023 Notes Indenture at a redemption price equal to 106.125% of the principal amount of the 2023 Notes redeemed, plus accrued and unpaid interest, if any, to the date of redemption. At any time prior to November 1, 2018, the 2023 Notes may be redeemed, in whole or in part, at the option of the Issuer, at a redemption price equal to 100% of the principal amount of the 2023 Notes redeemed plus a “make-whole premium” and accrued and unpaid interest to, the applicable redemption date. On or after November 1, 2018, the Issuer may redeem all or a part of the 2023 Notes, at the following redemption prices: (i) if the redemption occurs on or after November 1, 2018 but prior to November 1, 2019, the redemption price is 103.063% of the principal amount of the 2023 Notes; (ii) if the redemption occurs on or after November 1, 2019 but prior to November 1, 2020, the redemption price is 102.042% of the principal amount of the 2023 Notes; (iii) if the redemption occurs on or after November 1, 2020 but prior to November 1, 2021, the redemption price is 101.021% of the principal amount of the 2023 Notes; and (iv) if the redemption occurs on or after November 1, 2021, the redemption price is 100.000% of the principal amount of the 2023 Notes.

If Solera experiences certain change of control events accompanied by certain ratings events, the Issuer must give holders of the 2023 Notes the opportunity to sell it their 2023 Notes at 101% of their face amount, plus accrued and unpaid interest, if any, to the date of purchase.

Covenants

The 2023 Notes Indenture contains covenants limiting the ability of Solera and its subsidiaries (other than certain excluded subsidiaries, as defined in the 2023 Notes Indenture (each, an “Excluded Subsidiary”)) to: (i) incur liens; (ii) engage in sale and leaseback transactions; or (iii) consolidate, merge with, or convey, transfer or lease substantially all of their assets to, another person. Except if the 2023 Notes achieve an investment grade rating, the 2023 Notes Indenture also limits the ability of any subsidiary of Solera (other than the Issuer or any parent company of the Issuer or any Excluded Subsidiary) to incur indebtedness. All of these covenants are subject to important exceptions and qualifications.

Events of Default

The 2023 Notes Indenture provides for events of default (subject in certain cases to customary grace and cure periods) which include, among others, nonpayment of principal or interest when due, breach of covenants or other agreements in the indenture, defaults in payment of certain other indebtedness, certain events of bankruptcy or insolvency and when the guarantees of significant subsidiaries cease to be in full force and effect. Generally, if an event of default occurs, the Trustee or the holders of at least 25% in principal amount of the then outstanding 2023 Notes may declare the principal of and accrued but unpaid interest on all of the 2023 Notes to be due and payable immediately.

A copy of the 2023 Notes Indenture is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the 2023 Notes and the 2023 Note Indenture is qualified in its entirety by reference to such exhibit.

Item 1.02. Termination of a Material Definitive Agreement.

Satisfaction and Discharge of 6.75% Senior Notes due 2018

The Issuer used the net proceeds from the offering of the New 2021 Notes and the 2023 Notes, together with cash on hand, to make a deposit with the trustee of the Issuer’s the 2018 Notes to satisfy and discharge all of its obligations under the indenture governing the 2018 Notes (the “2018 Notes Indenture”). As a result of the satisfaction and discharge, the Issuer has been released from its remaining obligations under the 2018 Notes Indenture, except for those provisions which expressly survive the satisfaction and discharge of the 2018 Notes Indenture. The Issuer has previously given notice of the exercise of the Issuer’s redemption right under the 2018 Notes Indenture to redeem the 2018 Notes in full on November 18, 2013.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the Supplemental Indenture, the 2023 Notes Indenture and the forms of Notes and related guarantees are also responsive to Item 2.03 of this report and are incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On November 5, 2013, Solera issued a press release announcing the closing of the private offering of an additional $510 million aggregate principal amount of New 2021 Notes and $340 million aggregate principal amount of 2023 Notes.

A copy of the press release announcing the closing of the offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of November 5, 2013, supplementing the Indenture, dated as of July 2, 2013, among Audatex North America, Inc., Solera Holdings, Inc., the other guarantors named therein and U.S. Bank National Association, as trustee.

4.2	Indenture, dated as of November 5, 2013, among Audatex North America, Inc., Solera Holdings, Inc., the other guarantors named therein and U.S. Bank National Association, as trustee.

99.1	Press release issued by Solera Holdings, Inc. on November 5, 2013 announcing the closing of the offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLERA HOLDINGS, INC.

Date: November 5, 2013	/s/ Jason M. Brady
Name: Jason M. Brady
Title: Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of November 5, 2013, supplementing the Indenture, dated as of July 2, 2013, among Audatex North America, Inc., Solera Holdings, Inc., the other guarantors named therein and U.S. Bank National Association, as trustee.

4.2	Indenture, dated as of November 5, 2013, among Audatex North America, Inc., Solera Holdings, Inc., the other guarantors named therein and U.S. Bank National Association, as trustee.

99.1	Press release issued by Solera Holdings, Inc. on November 5, 2013 announcing the closing of the offering.